UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

DAILY JOURNAL CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DAILY JOURNAL CORPORATION

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on February 24, 2021

To the Shareholders of

DAILY JOURNAL CORPORATION

The Annual Meeting of Shareholders of Daily Journal Corporation (the “Company”) will be held virtually on February 24, 2021 at 10:00 a.m. Pacific Time. Due to the COVID-19 pandemic, we will not have an audience at the meeting. Instead, Yahoo will stream the event worldwide. You should visit their website at www.YahooFinance.com  on the day of the meeting. Another important change is that our shareholders should send their questions to Julia LaRoche, a journalist at Yahoo Finance, who will then submit questions to the Board. Please send questions by February 15, 2021 at 5:00 p.m. Pacific Time to the following email address: DailyJournalQuestions@YahooFinance.com. Given time constraints, we unfortunately anticipate that not all questions will be asked and answered at the Annual Meeting.

The purpose of the Annual Meeting is to consider and vote upon the following matters, as more fully described in the accompanying Proxy Statement which is attached hereto and incorporated herein:

(1)	Election of four members to the Board of Directors.

(2)	Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the current fiscal year.

(3)	Such other matters as may properly come before the meeting.

The Board of Directors has fixed the close of business on December 18, 2020 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABLITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING

TO BE HELD ON FEBRUARY 24, 2021

This Notice of Annual Meeting of Shareholders, the accompanying Proxy Statement and the Company’s Annual Report for the fiscal year ended September 30, 2020 may be viewed and printed from the Company’s website at proxy.dailyjournal.com.

By Order of the Board of Directors

Michelle Stephens
Secretary

January 11, 2021

IMPORTANT

SHAREHOLDERS ARE URGED TO DATE, FILL IN, SIGN, AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

DAILY JOURNAL CORPORATION

915 E. 1st Street

Los Angeles, California 90012

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

February 24, 2021

Your proxy in the enclosed form is solicited by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held virtually on February 24, 2021 at 10:00 a.m. Pacific Time and at any adjournment thereof. Due to the COVID-19 pandemic, we will not have an audience at the meeting. Instead, Yahoo will stream the event worldwide. You should visit their website at www.YahooFinance.com  on the day of the meeting. Another important change is that our shareholders should send their questions to Julia LaRoche, a journalist at Yahoo Finance, who will then submit questions to the Board. Please send questions by February 15, 2021 at 5:00 p.m. Pacific Time to the following email address: DailyJournalQuestions@YahooFinance.com. Given time constraints, we unfortunately anticipate that not all questions will be asked and answered at the Annual Meeting.

Each properly executed proxy received prior to the Annual Meeting will be voted as directed, but, if not otherwise specified, proxies will be voted (1) for the election of the four nominees named in this Proxy Statement to the Board of Directors and (2) to ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the current fiscal year. As to any other business which may properly come before the meeting and be submitted to a vote of shareholders, proxies received by the Board of Directors will be voted in accordance with the discretion of the holders thereof.

Each shareholder has the right to revoke such shareholder’s proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company at 915 E.1st Street, Los Angeles, California 90012, a written revocation or a properly executed proxy bearing a later date.

The Company will bear the cost it contracts for in the solicitation of proxies. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, fax or e-mail by officers, directors and other employees of the Company (none of whom will receive additional compensation therefor). The Company will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others, to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners, and, on request, will reimburse such holders for their reasonable expenses in so doing.

The close of business on December 18, 2020 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. The only voting securities of the Company are the 1,380,746 shares of Common Stock outstanding as of the record date. A majority of the Company’s outstanding shares of Common Stock as of the record date must be represented in person or by proxy to constitute a quorum for the Annual Meeting. All shares represented in person or by proxy, regardless of the nature of the vote, the indication of abstention or the absence of a vote indication, including broker non-votes, will be counted to determine the number of shares represented at the meeting. This Proxy Statement and the enclosed form of proxy are first being mailed to shareholders on or about January 11, 2021.

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

The Bylaws of the Company permit from three to seven members on the Board of Directors. Presently, five directors serve on the Board, but Dr. Gary Wilcox is not standing for reelection, and the number of directors will be reduced to four effective as of the Annual Meeting. The directors are elected annually and serve until the next annual meeting of shareholders and the election of their successors.

The independent members of the Board of Directors have nominated for election to the Board of Directors the four nominees listed below. Shareholders have cumulative voting rights in the election of directors. This means that each shareholder has the right to cast a number of votes equal to such shareholder’s number of shares of Common Stock multiplied by the number of directors to be elected, and to cast all of such votes for one nominee or distribute such votes among two or more nominees. The right to vote cumulatively is dependent on a shareholder’s giving notice of such shareholder’s intention to cumulate votes to an officer of the Company in writing 48 hours before the meeting commences. Once such notice is given, all other shareholders entitled to vote will be without further notice entitled to cumulate their votes. Unless otherwise instructed, the persons named in the accompanying form of Proxy will vote the proxies for the nominees listed below, reserving the right, however, to cumulate such votes and to distribute them among the nominees at their discretion.

Because this is an “uncontested” election in which there are four nominees for four seats on the Board of Directors, a director nominee shall be elected to the Board of Directors if the votes cast in favor of his or her election exceed the votes cast against his or her election. Abstentions are not counted as votes cast. Broker non-votes (which occur when a broker or nominee does not receive voting instructions from the beneficial owner and does not have discretion under applicable rules to direct the voting of the shares, such as in the election of directors) will not affect the outcome.

The Board of Directors of the Company does not contemplate that any of the following nominees will become unavailable prior to the meeting, but if any such persons should become unavailable, proxies will be voted for such other nominees as may be selected by the Company’s independent directors.

The Company is headquartered in Los Angeles, California, and is therefore subject to California laws governing the composition of the boards of directors of public companies. By the end of 2021, the Company is required by California law to have one or more women directors and one or more directors from an “underrepresented community,” depending on the size of the Board of Directors. The slate of director nominees listed below does not comply with these specifications, but the Company intends to comply with any applicable California legal requirements regarding board composition by the end of 2021.

Director Nominees

Below is certain information as of December 31, 2020 about each nominee for election to the four seats on the Company’s Board of Directors:

Name	Age	Principal Occupation Last Five Years

Charles T. Munger	96	Charles T. Munger is Chairman of the Board and a director of the Company and also serves as Vice Chairman and a director of Berkshire Hathaway Inc., a holding company with interests in, among other things, insurance companies, corporations engaged in the retail sale of consumer goods, and various manufacturers. Mr. Munger is a director of COSTCO Wholesale Corporation, a discount merchant.

		Qualifications and Skills: The Company benefits from Mr. Munger’s leadership for numerous reasons, not the least of which are his experience and abilities as a successful investor, and his focus on creating long-term growth in shareholder value.

Name	Age	Principal Occupation Last Five Years

Gerald L. Salzman	81	Gerald L. Salzman joined the Board of Directors and became the Company’s President in 1986. He also acts as the Company’s Chief Executive Officer, Chief Financial Officer, Treasurer and Assistant Secretary.

		Qualifications and Skills: Mr. Salzman offers the Company a unique broad range of skills, which together are invaluable. Few individuals would be capable of serving as the principal executive officer, principal financial officer and principal accounting officer of a public corporation. Having served the Company for more than 30 years, Mr. Salzman has a deep understanding of the Company’s businesses and their evolution over time.

Peter D. Kaufman	66	Peter D. Kaufman joined the Board of Directors in 2006. Mr. Kaufman is Chairman and Chief Executive Officer of Glenair, Inc., a privately held manufacturer of electrical and fiber optic components and assemblies for the aerospace industry. He has served in various capacities at that company since 1977.

		Qualifications and Skills: Mr. Kaufman has many years of practical experience as a chief executive officer, and he specializes in fostering a business culture that motivates and retains exceptional employees. His background in accounting also makes him a valuable member of the Company’s audit committee.

Mary Conlin	56	Ms. Conlin joined the Board of Directors in May 2020. Ms. Conlin is retired. She was the former Director and Head of Marketing & Corporate Communications for Pixar Animation Studios. Prior to Pixar, Ms. Conlin worked at Warner Bros. Pictures as Director of International Distribution and Director of Worldwide Promotions for the theatrical division. She started her career in advertising at Young & Rubicam.

		Qualifications and Skills: Ms. Conlin graduated from Harvard Business School, and has decades of experience in advertising, marketing and promotions. She adds a valuable perspective that benefits both the Company’s traditional publishing business and its case management software business.

Proxies given without instructions will be voted FOR the nominees listed above.

Each of the nominees listed above currently serves on the Board of Directors. There is also a fifth director who is not standing for re-election, and certain information about him as of December 31, 2020 is set forth below:

Gary L. Wilcox	73	Gary L. Wilcox joined the Board of Directors in 2012. Dr. Wilcox has been Chairman of Cocrystal Pharma, Inc., a publicly traded biotechnology company developing new treatments for viral diseases, since February 2020, and its Chief Executive Officer since July 2016. He has been a director of Cocrystal since January 2014. He also served as Chairman and CEO of Cocrystal from January 2014 until March 2015, and as CEO of Cocrystal’s predecessor entities from 2008 to 2015.

Qualifications and Skills: Dr. Wilcox has extensive experience building and growing start-up ventures into successful public companies. His guidance has been particularly helpful as the Company works to expand its case management software business. Dr. Wilcox has also served on other public company boards and has experience both as a CEO and as an operational executive.

        Until August 2020, the Company had a sixth director: J.P. Guerin. Mr. Guerin ably and loyally served the Company as a director and Vice Chairman from 1977 until his retirement on August 31, 2020. Mr. Guerin, who will always be known to us as “Rick,” died on October 13, 2020. We miss him very much.

CORPORATE GOVERNANCE

The Board of Directors has determined that each of Messrs. Munger, Kaufman and Wilcox and Ms. Conlin is “independent” in accordance with NASDAQ Listing Rule 5605(a)(2). Accordingly, a majority of the members of the Board of Directors are independent, as required by NASDAQ Listing Rule 5605(b)(1).

The Board of Directors has two standing committees: the audit committee and the compensation committee, both of which consisted of Messrs. Kaufman and Wilcox and Ms. Conlin as of September 30, 2020, the end of fiscal 2020. Mr. Guerin also served on both committees prior to his retirement. During the fiscal year ended September 30, 2020, the Board of Directors held two meetings. The audit committee held one meeting, and the compensation committee also held one meeting during the fiscal year. Each director attended all of the meetings of the Board and any committee of which he or she was a member. The Company does not require its directors to attend the Annual Meetings of Shareholders, but all of the Company’s directors, including Mr. Guerin, attended the 2020 Annual Meeting.

Audit Committee

The audit committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (the “Exchange Act”) and is responsible for assisting the Board in fulfilling its responsibilities as they relate to the Company’s accounting policies, internal controls, and financial reporting practices. The audit committee operates in accordance with a written charter that is not available on the Company’s website but that is attached as Appendix A to this proxy statement. The Board of Directors has determined that Mr. Kaufman is an “audit committee financial expert,” as that term is used in Item 407 of Regulation S-K promulgated under the Exchange Act. The Board of Directors believes that each of Messrs. Kaufman and Wilcox and Ms. Conlin are independent under NASDAQ Listing Rule 5605(a)(2), meets the criteria for independence set forth in Rule 10A-3 under the Exchange Act and satisfies the other audit committee membership requirements specified in NASDAQ Listing Rule 5605(c)(2)(A).

Compensation Committee

The compensation committee is responsible for determining the compensation of the Company’s Chief Executive Officer and all of its other executive officers, if any. As required by NASDAQ Listing Rules, the compensation committee operates under a written charter that is not available on the Company’s website but that is attached as Appendix B to this proxy statement. The Company’s only executive officer, Gerald L. Salzman, does not determine or recommend the amount or form of his compensation or of any director’s compensation. The compensation committee relies on its own good judgment in carrying out its duties and does not waste shareholder money on compensation consultants. The compensation committee may form and delegate authority to subcommittees as it deems appropriate.

Nominations

There is no standing nominating committee, but the Company’s independent directors other than Mr. Munger are responsible for selecting nominees for election to the Board of Directors. The Company believes that this group of independent directors is able to fully consider and select appropriate nominees for election to the Board without operating as a formal committee or pursuant to a written charter. For this same reason, the Company does not have a formal policy by which its shareholders may recommend director candidates, but candidates recommended by shareholders will certainly be considered. A shareholder wishing to submit such a recommendation should send a letter to the Secretary of the Company at 915 E. 1st Street, Los Angeles, California 90012. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Director Nominee Recommendation.” The letter must identify the author as a shareholder and provide a brief summary of the candidate’s qualifications, as well as contact information for both the candidate and the shareholder. At a minimum, candidates for election to the Board must meet the independence requirements of NASDAQ Listing Rule 5605(a)(2) and Rule 10A-3 under the Exchange Act. Candidates should also have relevant business and financial experience, and they must be able to read and understand fundamental financial statements. Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by anyone else, although the independent directors nominating the slate may prefer candidates who are personally known to the existing directors and whose reputations are highly regarded. All relevant qualifications, as well as the needs of the Company in terms of compliance with NASDAQ listing standards, Securities and Exchange Commission rules and California law, will be considered.

Board Leadership Structure and Role in Risk Oversight

Separate individuals currently hold the positions of Chairman and Chief Executive Officer, and Mr. Munger, who serves as Chairman, is not an employee. As Chairman, Mr. Munger leads the Board of Directors and coordinates the Board’s activities, including the setting of relevant agenda items for Board meetings (in consultation with Mr. Salzman, the Chief Executive Officer). The Company believes this structure provides an appropriate allocation of leadership responsibilities and an effective way for the Board to carry out its obligations on behalf of shareholders.

The full Board of Directors is responsible for managing the material risks facing the Company. Certain oversight responsibilities that touch on the risks facing the Company have been delegated to the audit committee and compensation committee in the ordinary course, but Mr. Salzman reports to the full Board, and the full Board participates in the discussion and management of any material risks. On an annual basis, and more frequently as deemed appropriate, the Board evaluates with Mr. Salzman the overall risks facing the Company, including risks to its business and to its internal operations, as well as possible actions that may be taken to address those risks. As described later in this Proxy Statement, the Company has designed its executive compensation program to align the interests of Mr. Salzman with those of the shareholders, and the Company does not believe that its executive compensation arrangements, plans, programs and policies are likely to pose a material risk or otherwise have a material adverse effect on the Company.

Shareholder Communication with the Board of Directors

Shareholders who wish to communicate with the Board of Directors or with a particular director may send a letter to the Secretary of the Company at 915 E. 1st Street, Los Angeles, California 90012. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all directors, officers and employees of the Company. The Code of Ethics was attached as an exhibit to the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2020.

Related Person Transactions

In accordance with the audit committee’s written charter, any related person transaction that the Company would be required to disclose pursuant to Item 404(a) of Regulation S-K must be reviewed and approved by the audit committee. The audit committee also reviews and approves certain other transactions between the Company and related persons or their family members, including the employment or engagement by the Company of any family members. The audit committee will approve transactions that it believes are in the best interests of shareholders using its judgment and based on the facts and circumstances of each situation.

The Company utilizes the software services of Jon Darin Salzman, the son of the Company's Chief Executive Officer, Gerald L. Salzman.  In fiscal 2020, Jon Darin was paid approximately $125,000, and his aggregate compensation is expected to be at approximately the same for fiscal 2021.  The audit committee approved this compensation for fiscal 2020 and has approved it again for fiscal 2021.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation paid by the Company during the last two fiscal years to Gerald L. Salzman, who is the only executive officer of the Company.

Summary Compensation Table

Annual Executive Compensation in Fiscal 2019 – 2020

	Fiscal Year	Salary	Bonus	Non-Equity Incentive Plan Compensation(1)	Total
Gerald L. Salzman	2020	$250,000	$400,000	$452,880	$1,102,880
Chief Executive Officer, President, Chief Financial Officer, Chief Accounting Officer, Treasurer and Assistant Secretary	2019	250,000	400,000	---	650,000

(1)

$452,880 was paid pursuant to the Company’s Management Incentive Plan in fiscal 2020 while none was paid in the prior fiscal year. Mr. Salzman has received certificates entitling him to a designated share (currently 8.2%) of the Company’s income before taxes and certain other items on a consolidated basis. In fiscal 2019, Mr. Salzman received a certificate entitling him to 1.39% of such earnings for the current and the next nine years. (The 1.39% awarded in fiscal 2019 replaced an earlier awarded certificate which expired in fiscal 2020.)

Executive Compensation Program

The compensation for Mr. Salzman consists of three elements: base salary, year-end bonus and participation in the Management Incentive Plan. Salary and bonus payments are primarily designed to reward current and past performance, while awards granted pursuant to the Management Incentive Plan are aimed at providing incentives for long-term future profitability of the Company. In determining the amount and form of compensation to be paid or awarded in 2020, the compensation committee considered the Company’s overall performance over a period of years, rather than constructing a guideline or formula based on any particular performance measured in a single year. The compensation committee also recognized that Mr. Salzman serves in several executive capacities. Mr. Salzman has served as the Company’s chief executive officer, president, chief financial officer, chief accounting officer, treasurer and assistant secretary.

Mr. Salzman’s base salary remained $250,000, or the same as the amounts paid in each fiscal year since 1992. The compensation committee believes that the amounts of base salary (which will be continued at the same level for fiscal 2021) have been warranted by the Company’s financial performance, and by Mr. Salzman’s personal performance. While the compensation committee did not undertake a comparison of Mr. Salzman’s compensation to amounts paid by other companies to their chief executive officers, the committee members did utilize in their determination of Mr. Salzman’s compensation their collective current and past experience as directors and officers of numerous companies, and their subjective judgments about the performance of the Company and Mr. Salzman in light of the highly competitive market conditions in the publishing and case management software businesses.

Mr. Salzman’s bonus in each of fiscal 2020 and 2019 was $400,000.  The non-equity incentive plan compensation column in the Summary Compensation Table above reflects a supplemental compensation payout of $452,880 in fiscal 2020 and $0 in fiscal 2019 to Mr. Salzman under the Management Incentive Plan based on the Company’s earnings before taxes, workers’ compensation expenses, supplemental compensation expenses, realized and unrealized gains or losses on investments and any write-downs of unrealized losses on investments.

The Company has no stock option plans, retirement plans, deferred compensation plans or traditional perquisites (other than health insurance and a life insurance policy, which are offered to all full-time employees). It instead maintains the Management Incentive Plan, which is designed to link compensation to the performance of the Company by granting to Mr. Salzman and other participants a percentage of income before taxes and certain other items in the current year and each of the next nine years subsequent to the grant, provided they continue working for the Company or are retired (and not competing with any of the Company’s businesses) and have worked for the Company until age 65. If a participant dies while any of his or her certificates remain outstanding, future payments under those certificates will be made to the deceased participant’s beneficiaries. As of September 30, 2020, the Management Incentive Plan had three different kinds of certificates entitling participants to a share of the Company’s earnings related to their core responsibilities. Participants who work in the Company’s traditional publishing business were eligible to receive “Daily Journal Non-Consolidated Certificates,” while those working for Journal Technologies, Inc. were eligible to receive “Journal Technologies Certificates.” Mr. Salzman and other participants with responsibilities for the entire business were eligible to receive “Daily Journal Consolidated Certificates.”

The compensation committee believes the Management Incentive Plan is preferable to a conventional stock option plan. As a mechanism for compensation, a stock option plan is capricious, as individuals awarded options in a particular year would ultimately receive too much or too little compensation for reasons unrelated to their performance. Such variations could cause undesirable effects, as participants receive different results for options awarded in different years. In addition, a conventional stock option plan would fail to properly weigh the disadvantage to shareholders through dilution. The Management Incentive Plan was implemented in combination with repurchases of the Company’s stock to reduce the dilution to earnings per share caused by grants under the Management Incentive Plan. At September 30, 2020, 135,000 units for Daily Journal Non-Consolidated Certificates, 282 units for Journal Technologies Certificates and 148,000 units for Daily Journal Consolidated Certificates were outstanding under the Management Incentive Plan, while 424,307 shares of the Company’s common stock have been repurchased since the commencement of the Management Incentive Plan.

Certificates awarded to Mr. Salzman in earlier years of the Management Incentive Plan began to expire after fiscal 1999, and those certificates expiring in fiscal 2020 were for 1.39% of the pre-tax earnings of the Company after the last payout of $76,500 in fiscal 2020. These expired certificates in fiscal 2020 were replaced by the certificates of 1.39% granted in fiscal 2019. After considering the amount of the certificates previously granted to Mr. Salzman, the compensation committee granted Mr. Salzman in fiscal 2020 a certificate that entitles him to receive 0.55% of the pre-tax earnings of the Company in 2021 and each of the next nine years, subject to the discretion of the committee to reduce that percentage prior to the first payout in 2021. This essentially replaces an identical award expiring in 2021 and maintains Mr. Salman’s interest in the earnings of the Company at 8.2%.

The compensation committee will continue to examine the appropriate amount of future grants to Mr. Salzman in light of the Company’s financial performance and the expiration, or expected expiration, of the certificates Mr. Salzman currently holds.

Mr. Salzman does not have an employment contract with the Company, nor is he otherwise entitled to any sort of special payment in connection with his termination or a change in control of the Company.

Compensation of Directors

Messrs. Munger, Guerin and Salzman did not receive any compensation for serving on the Company’s Board of Directors in fiscal 2020, and Messrs. Munger and Salzman are not expected to receive any such compensation in fiscal 2021. The other directors each received a yearly stipend of $5,000 in fiscal 2020. Each director serving for all of fiscal 2021 is expected to receive the same amount in fiscal 2021, and Mr. Wilcox is expected to receive a pro-rated amount of $2,100.

The Company reimburses directors for travel and other expenses incident to service, but it provides no other compensation or perquisites. Non-employee director compensation for fiscal 2020 is summarized in the following table:

Fiscal 2020 Non-Employee Director Compensation

Name	Fees earned or paid in cash	All other compensation	Total
Charles T. Munger	$0	$0	$0
J.P. Guerin	0	0	0
Peter D. Kaufman	5,000	0	5,000
Gary L. Wilcox	5,000	0	5,000
Mary Conlin	5,000	0	5,000

AUDIT COMMITTEE REPORT

The Company’s audit committee has reviewed and discussed the audited financial statements with the Company’s management and has discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission, and by the Company’s audit committee charter. The audit committee has received written disclosures and the letter from the Company’s independent registered public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm its independence.

Based on this review and these discussions, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the last fiscal year. Submitted by the members of the audit committee:

Mary Conlin
Peter D. Kaufman
Gary L. Wilcox

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of December 31, 2020 the names and holdings of those persons known to the Company to be beneficial owners of more than 5% of its Common Stock, the holdings of each director and nominee for director, and the holdings of all directors and executive officers as a group. Each person has sole investment and voting power, except where indicated otherwise.

Beneficial Owner	Amount Beneficially Owned	Percent of Class

RWWM Inc.	264,102 (1)	19.1
Peter D. Kaufman	131,297 (2)	9.5
Barbara L. Edmonds	123,513 (3)	8.9
BlackRock, Inc.	73,375 (4)	5.3
Charles T. Munger	50,000	3.6
Mary Conlin	100	-
Gerald L. Salzman	None	-
Gary L. Wilcox	None	-
All directors and executive officers as a group (five persons)	181,397	13.1

(1)

According to a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2020, RWWM Inc. d/b/a Roseman Wagner Wealth Management, RWWM Inc. 401K Profit Sharing Plan, Roseman Wagner Partners, L.P., The Scott and Tara Roseman Foundation, Scott P. Roseman and Aaron J. Wagner may be deemed to be the beneficial owners of 264,102 shares in the aggregate. According to the Schedule 13G/A, the address of each reporting person is 4970 Rocklin Road, Suite 200, Rocklin, California 95677.

(2)

According to a Schedule 13D filed with the Securities and Exchange Commission on December 18, 2020, Peter D. Kaufman may be deemed to be the beneficial owner of 131,297 shares in his role as trustee of certain trusts that hold shares of Company Common Stock. According to the Schedule 13D, Mr. Kaufman’s address is 1211 Air Way, Glendale, California 91201.

(3)

According to a Schedule 13G filed with the Securities and Exchange Commission on December 30, 2020, Barbara L. Edmonds may be deemed to be the beneficial owner of 123,513 shares in her role as trustee of The Guerin Family Trust, which holds such shares of Company Common Stock. According to the Schedule 13G, Ms. Edmonds’ address is 519 30th Street, Newport Beach, California 92663.

(4)

According to a Schedule 13G filed with the Securities and Exchange Commission on February 7, 2020, BlackRock, Inc. may be deemed to the beneficial owner of 73,375 shares. According to the Schedule 13G, the address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

RATIFICATION OF APPOINTMENT OF THE COMPANY’S

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item 2 on the Proxy Card)

The audit committee of the Board of Directors has selected Baker Tilly US, LLP (“Baker Tilly”) to serve as the Company’s independent registered public accounting firm for fiscal 2021. On November 1, 2020, the Company was notified that its former independent registered public accounting firm, Squar Milner, LLP (“Squar Milner”), was combined with Baker Tilly in a transaction pursuant to which certain of the professional staff and partners of Squar Milner jointed Baker Tilley either as employees or partners. A representative of Baker Tilly is expected to be present at the Annual Meeting to make such statements as Baker Tilly may desire and to answer appropriate questions from shareholders.

Ratification of the appointment of Baker Tilly as the Company’s independent registered public accounting firm for the current fiscal year will require that the votes cast in favor of ratification exceed the votes cast against ratification. Abstentions have no effect on the outcome. Brokers and other nominees have the discretion under applicable rules to vote on the ratification of Baker Tilly when they have not received voting instructions from the beneficial owner on a timely basis.

If Baker Tilly’s appointment is not ratified, the audit committee will reconsider whether to retain Baker Tilly, but still may retain the firm. Even if the appointment is ratified, the audit committee, in its discretion, may change the appointment of the Company’s independent registered public accounting firm at any time during the year if it determines that such a change would be in the Company’s best interest.

Proxies given without instructions will be voted FOR ratification of Baker Tilly as the Company’s independent accountants.

OTHER MATTERS REGARDING

THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Changes in the Company’s Certifying Accountant

On November 1, 2020, the Company was notified that Squar Milner, the Company’s prior independent registered public accounting firm, was combined with Baker Tilly in a transaction pursuant to which Squar Milner combined its operations with Baker Tilly and certain of the professional staff and partners of Squar Milner joined Baker Tilly either as employees or partners. On November 1, 2020, Squar Milner resigned as the auditors of the Company and with the approval of the audit committee, Baker Tilly was engaged as the Company’s independent registered public accounting firm.

Prior to engaging Baker Tilly, the Company did not consult with Baker Tilly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Baker Tilly on the Company’s financial statements, and Baker Tilly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The report of Squar Milner regarding the Company’s financial statements for the fiscal years ended September 30, 2019 and 2018 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Squar Milner also audited the Company’s internal control over financial reporting as of September 30, 2019, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”) in 2013. In its opinion, the Company did not maintain effective internal control over financial reporting as of September 30, 2019, based on such criteria.

During the years ended September 30, 2019 and 2018, and during the interim period from the end of the most recently completed fiscal year through November 1, 2020, the date of resignation, there were no disagreements with Squar Milner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Squar Milner would have caused it to make reference to such disagreement in its reports.

Audit Fees

Baker Tilly and Squar Milner billed aggregate fees of approximately $240,000 for professional services rendered for audits of the Company’s fiscal 2020 financial statements, and for the three quarterly reviews of the financial statements included in the Company’s Forms 10-Q for fiscal 2020. Squar Milner billed aggregate fees of approximately $258,000 for professional services rendered for audits of the Company’s fiscal 2019 financial statements and its internal control over financial reporting, and for the three quarterly reviews of the financial statements included in the Company’s Forms 10-Q for fiscal 2019.

Audit-Related Fees

“Audit-related fees” include fees billed for assurance and related services that are reasonably related to the performance of the audit and not included in the “audit fees” mentioned above. There were no such fees billed by Baker Tilly or Squar Milner in fiscal 2020 and 2019.

Tax Fees

There were no fees billed by Baker Tilly or Squar Milner in either fiscal 2020 or 2019 for tax compliance, tax advice or tax planning. The Company’s tax services are performed by a separate outside accounting firm.

All Other Fees

The “audit fees” mentioned above are the only fees billed by Baker Tilly and Squar Milner in fiscal 2020 and 2019.

Pre-Approval Policy

Pursuant to the rules and regulations of the Securities and Exchange Commission, before the Company’s independent registered public accounting firm is engaged to render audit or non-audit services, the engagement must be approved by the Company’s audit committee or entered into pursuant to a pre-approval policy. The audit committee has adopted a pre-approval policy, and it is attached as Appendix C to this proxy statement.

The policy requires the audit committee to specifically pre-approve each service that the Company’s independent auditor provides to the Company (including audit services, tax services and other services), with the exception of certain audit-related services that do not impair the firm’s independence. Generally, pre-approval under the policy is provided for a period of 12 months and relates to a particular category or group of services. Pre-approval fee levels for all services are also established periodically by the audit committee. To ensure prompt handling of unexpected matters, the chair of the audit committee has been delegated authority under the policy to amend or modify any pre-approved non-audit services and fees, with any such action to be reported to the full committee at its next scheduled meeting. The audit committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management or to the Board generally. The policy also contains a list of non-audit services which the Company’s independent auditor is prohibited from providing if the results of those services would be subject to audit procedures during the audit of the Company’s financial statements.

The audit committee pre-approved all services provided by Baker Tilly and Squar Milner during fiscal 2020.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors and its executive officer and all persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. The directors, executive officer and greater than 10% shareholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and written representations from certain reporting persons, the Company believes that during fiscal 2020 all filing requirements were timely satisfied, except that Mary Conlin has not yet filed a Form 3 for the 100 shares of Company Common Stock that she may be deemed to beneficially own.

OTHER MATTERS

Other Business

The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed in the notice of Annual Meeting and discussed above. If other matters should come before the meeting, however, the persons named in the form of proxy will vote in accordance with their best judgment.

Cost of Solicitation

The solicitation of proxies for the Annual Meeting will be made primarily by mail. The Company may reimburse persons holding shares in their names as custodians, nominees, or fiduciaries for expenses they may incur in obtaining instructions from beneficial owners of such shares.

Proposals of Security Holders

It is expected that the Company’s 2022 Annual Meeting will be held on or about February 16, 2022. Shareholders desiring to submit proposals for action at that meeting will be required to submit them to the Company on or before September 13, 2021. Any such shareholder proposal must also be proper in form and substance, as determined in accordance with the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Shareholders intending to present proposals from the floor of the 2022 Annual Meeting in compliance with Rule 14a-4 promulgated under the Securities Exchange Act of 1934, must notify the Company of such intentions before November 27, 2021. After such date, the Company’s proxy in connection with the 2022 Annual Meeting will confer discretionary authority on the Board to vote on any such proposals.

Annual Report to Shareholders

Enclosed with this Proxy Statement is the Annual Report of the Company for the year ended September 30, 2020.

Additional Information

If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Shareholders desires additional information, a copy of the Company’s Annual Report on Form 10-K will be furnished without charge upon receipt of a written request prior to the date of the Annual Meeting. The request should identify the person requesting the Report as a shareholder of the Corporation as of December 18, 2020. The exhibits of that Report will also be provided upon request and payment of copying charges. Requests should be directed to Mr. Gerald L. Salzman, Daily Journal Corporation, 915 E. 1st Street, Los Angeles, California 90012.

By Order of the Board of Directors

Michelle Stephens
Secretary

DATED: January 11, 2021

APPENDIX A

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

DAILY JOURNAL CORPORATION

CHARTER

I. PURPOSE

The primary function of the Audit Committee is to assist the Board of Directors (the “Board”) of Daily Journal Corporation (the “Corporation”) in fulfilling its oversight responsibilities by reviewing (i) the Corporation’s financial reports, (ii) the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that the Board and management have established, and (iii) the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

●	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

●	Select the Corporation’s independent accountants and review and appraise their audit efforts.

●	Provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

●	Oversee the independence of the independent accountants.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II. COMPOSITION

(a)	The Audit Committee shall be comprised of three or more directors as determined by the Board.

(b)

All members of the Audit Committee shall meet the independence requirements of the National Association of Securities Dealers, Inc., Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities Exchange Commission (the “Commission”).

(c)

The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

(d)

All members of the Audit Committee shall be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall be a “financial expert” as defined by the Commission. The Board will determine which member (or members) of the Audit Committee shall be designated as a “financial expert.”

(e)

When appropriate, the Audit Committee may designate one or more of its members to perform certain of its duties on its behalf, subject to such reporting to or ratification by the Audit Committee as the Audit Committee may direct.

III. MEETINGS

(a)	The Audit Committee shall meet as frequently as circumstances dictate.

(b)

As part of its job to foster open communication, the Audit Committee should meet at least annually with senior and financial management and the independent accountants in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

IV. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

(a)	Documents/Reports Review

1.	Review this Charter at least annually, and amend it as conditions dictate.

2.

Review the Corporation’s annual financial statements and any reports or other financial information prepared by the independent accountants. If deemed appropriate after such review, the Audit Committee shall recommend to the Board that the financial statements be included in the Corporation’s 10-K.

3.	Review the regular internal reports to senior management prepared by financial management and any responses to such reports.

4.	Review each 10-Q prior to its filing.

5.

Discuss with the independent accountants the Corporation’s quarterly financial statements prior to the filing of the Corporation’s 10-Q, including the results of the independent accountants’ review of the quarterly financial statements in accordance with Rule 10-01(d) of Regulation S-X.

6.

Review with financial management and the independent accountants those communications required to be communicated by the independent accountants by Statement of Accounting Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit.

7.

Prepare (i) the Audit Committee report required by the rules of the Commission to be included in the Corporation’s annual proxy statement and (ii) any disclosure required to be included in the Corporation’s public filings if the Audit Committee approves the performance of any non-audit services by the independent accountants.

(b)	Independent Accountants, Independent Counsel, and Other Advisers

8.	Have the authority to appoint, oversee, evaluate and, where appropriate, replace the independent accountants, who shall report directly and be accountable to the Audit Committee.

9.

Be directly responsible for approving the fees and other compensation to be paid to the independent accountants for the purpose of preparing or issuing an audit report or related work, and for oversight of their work (including resolution of any disagreements between management and the independent accountants regarding financial reporting).

10.

Pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent accountants, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act.

11.

Review reports from the independent accountants regarding (i) all critical accounting policies and practices to be used; (ii) alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of their use and the treatment preferred by the independent accountants; and (iii) other material written communications between the independent accountants and management, such as any management letter or schedule of unadjusted differences.

12.

Evaluate the qualifications and performance of the independent accountants and obtain and review a report from the independent accountants at least annually regarding (i) the independent accountants’ internal quality-control procedures, (ii) any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more audits carried out by the firm and (iii) any steps taken to deal with any such issues.

13.

On an annual basis, review and discuss with the independent accountants all significant relationships the independent accountants have with the Corporation to determine their continued independence. Also on an annual basis, the Audit Committee shall ensure its receipt from the independent accountants of a formal written statement delineating all relationships between the auditor and the Corporation, consistent with Independence Standards Board Standard No. 1. The Audit Committee will take, or recommend that the Board take, any other appropriate action to oversee the independence of the independent accountants.

14.

Monitor the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit, in each case at least once every five years (or more frequently, if required by law or regulation).

15.

Periodically consult with the independent accountants out of the presence of management about internal controls over financial reporting and the fullness and accuracy of the Corporation’s financial statements.

16.	Have the authority to engage independent counsel and other advisers, as it deems necessary to carry out its duties.

17.

Direct the Corporation to pay the amounts determined by the Audit Committee to be paid as compensation to the independent accountants for purposes of preparing or issuing an audit report and to any advisers employed by the Audit Committee.

(c)	Financial Reporting Processes and Controls

18.

In consultation with the independent accountants and financial management, review the integrity of the Corporation’s financial reporting processes and controls, both its internal controls over financial reporting and its external controls.

19.	Consider the independent accountants’ judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

20.	Consider and approve, if appropriate, changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent accountants or financial management.

21.

Periodically review the Corporation’s system of internal controls over financial reporting and consider their effectiveness in ensuring that (i) records are maintained in reasonable detail and accurately and fairly reflect the transactions and disposition of the assets of the Corporation, (ii) there is reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Corporation are being made only in accordance with authorizations of managements and directors of the Corporation and (iii) there is reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Corporation’s assets that could have a material effect on the financial statements.

22.

Review any disclosures made to the Audit Committee by the Corporation’s CEO and CFO during the certification process for the Corporation’s 10-Ks and 10-Qs about (i) any significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein, (ii) any fraud involving management or other employees who have a significant role in the Corporation’s internal controls over financial reporting and (iii) any change in internal controls over financial reporting that has materially affected or is reasonably likely to materially affect, the Corporation’s internal controls over financial reporting.

(d)	Process Improvement

23.

Establish regular and separate systems of reporting to the Audit Committee by each of financial management and the independent accountants regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

24.

Establish procedures for the receipt, retention, treatment and investigation of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

25.

Following completion of the annual audit, review separately with each of financial management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

26.	Review and resolve any disagreement among management and the independent accountants in connection with the preparation of the financial statements.

27.

Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices or controls have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

28.

Oversee and enforce compliance by all directors, officers and employees with the Corporation’s Code of Ethics, and handle and investigate, as deemed appropriate, any reports of a known or suspected violation of the Code of Ethics.

29.	Review and approve any “related party transactions” that would be required to be disclosed pursuant to Commission Regulation S-K, Item 404.

30.	Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

APPENDIX B

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF

DAILY JOURNAL CORPORATION

CHARTER

I.     PURPOSE

The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) to discharge the Board’s responsibilities relating to compensation of the Chief Executive Officer (the “CEO”) and other executive officers (collectively, including the CEO, the “Executive Officers”) of Daily Journal Corporation (the “Company”). The Committee has overall responsibility for approving and evaluating all compensation plans, policies and programs of the Company as they affect the Executive Officers.

II.   COMPOSITION

The Committee shall consist of no fewer than three members. The members of the Committee shall meet the independence requirements of the NASDAQ Stock Market.

At least two members of the Committee also shall qualify as “outside” directors within the meaning of Internal Revenue Code Section 162(m) and as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

The members of the Committee shall be appointed and may be replaced by the Board. The Board may also designate one of the Committee members as Committee Chairman.

III.  MEETINGS

The Committee shall meet as often as necessary to carry out its responsibilities. The Committee Chairman shall preside at each meeting. In there is not a Committee Chairman or the Committee Chairman is not present at a meeting, the Committee members present at that meeting shall designate one of the members as the acting chair of such meeting.

IV.	RESPONSIBILITIES AND DUTIES

1.

The Committee shall, at least annually, review and approve the annual base salaries and annual incentive opportunities of the Executive Officers. The CEO shall not be present during any Committee deliberations or voting with respect to his or her compensation.

2.

The Committee shall, periodically and as and when appropriate, review and approve the following as they affect the Executive Officers: (a) all other incentive awards and opportunities; (b) any employment agreements and severance arrangements; (c) any change-in-control agreements and change-in-control provisions affecting any elements of compensation and benefits; and (d) any special or supplemental compensation and benefits for the Executive Officers and individuals who formerly served as Executive Officers, including supplemental retirement benefits and the perquisites provided to them during and after employment.

3.

The Committee shall review and discuss the Compensation Discussion and Analysis (the “CD&A”) required to be included in the Company’s proxy statement and annual report on Form 10-K by the rules and regulations of the Securities and Exchange Commission (the “SEC”) with management, and, based on such review and discussion, determine whether or not to recommend to the Board that the CD&A be so included.

4.	The Committee shall produce the annual Compensation Committee Report for inclusion in the Company’s proxy statement in compliance with the rules and regulations promulgated by the SEC.

5.

The Committee shall monitor the Company’s compliance with the requirements under the Sarbanes-Oxley Act of 2002 relating to loans to directors and officers, and with all other applicable laws affecting employee compensation and benefits.

6.

The Committee shall oversee the Company’s compliance with SEC rules and regulations regarding shareholder approval of certain executive compensation matters, including advisory votes on executive compensation and the frequency of such votes, and the requirement under the NASDAQ rules that, with limited exceptions, shareholders approve equity compensation plans.

7.	The Committee shall receive periodic reports on the Company’s compensation programs as they affect all employees.

8.	The Committee shall make regular reports to the Board.

9.

The Committee shall have the authority, in its sole discretion, to retain and terminate (or obtain the advice of) any adviser to assist it in the performance of its duties, but only after taking into consideration factors relevant to the adviser’s independence from management specified in NASDAQ Listing Rule 5605(d)(3). The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any adviser retained by the Committee, and shall have sole authority to approve the adviser’s fees and the other terms and conditions of the adviser’s retention. The Company must provide for appropriate funding, as determined by the Committee, for payment of reasonable compensation to any adviser retained by the Committee.

10.	The Committee may form and delegate authority to subcommittees as it deems appropriate.

APPENDIX C

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF

DAILY JOURNAL CORPORATION

PRE-APPROVAL POLICY

I. STATEMENT OF PRINCIPLES

The Audit Committee of the Board of Directors (the “Board”) of Daily Journal Corporation (the “Corporation”) is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval pursuant to this policy, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically review previously pre-approved services, based on subsequent determinations.

II. DELEGATION

To ensure prompt handling of unexpected matters, the Audit Committee delegates to the Chair of the Audit Committee the authority to amend or modify the list of pre-approved non-audit services and fees. The Chair will report action taken to the Audit Committee at its next scheduled meeting. The Audit Committee may also delegate pre-approval authority to one or more of its members who shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management or to the Board generally.

III. AUDIT SERVICES

The annual audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The independent auditor will provide the Audit Committee with an engagement letter and fee proposal outlining the scope and cost of the audit services proposed to be performed during the fiscal year. Once agreed to by the Audit Committee, the final engagement letter and fee proposal will be formally accepted. The Audit Committee will then approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Corporation structure or other matters.

The Audit Committee has granted pre-approval for other audit services that only the independent auditor reasonably can provide. The Audit Committee has pre-approved (i) statutory audits or financial audits for subsidiaries or affiliates of the Corporation, (ii) services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters, consents, etc.), and assistance in responding to SEC comment letters, and (iii) consultations by the Corporation’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting body (other than services that are “audit-related” services under SEC rules which have been separately pre-approved). Other audit services that reasonably could be performed by someone other than the independent auditor must be separately pre-approved by the Audit Committee.

IV. AUDIT-RELATED SERVICES

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of audit-related services does not impair the independence of the auditor, and has pre-approved audit-related services related to (i) internal control reviews and assistance with internal control reporting requirements, (ii) consultations by the Corporation’s management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting body (other than services that are “audit” services under SEC rules which have been separately pre-approved), (iii) attest services not required by statute or regulation, and (iv) agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters. All other audit-related services must be separately pre-approved by the Audit Committee.

V. TAX SERVICES

It is the preference of the Audit Committee for tax services such as tax compliance, tax planning and tax advice to be performed by an accountant other than the independent auditor. However, if the Audit Committee believes that the independent auditor can provide tax services to the Corporation without impairing the auditor’s independence, and the Audit Committee desires to retain the independent auditor for tax services, those services must be specifically pre-approved by the Audit Committee. In no event will the Audit Committee permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

VI. ALL OTHER SERVICES

The Audit Committee may grant pre-approval to those permissible non-audit services classified as “all other” services that it believes are routine and recurring services, and would not impair the independence of the auditor.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. PRE-APPROVAL FEE LEVELS

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

VIII. SUPPORTING DOCUMENTATION

With respect to each proposed pre-approved service, the independent auditor will be required to provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

IX. PROCEDURES

Except for the annual audit services engagement (the procedures for which are set forth in Section III above), all requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Executive Officer, and must include a joint statement as to whether, in their view, the request or application is permissible under all legal requirements and consistent with the SEC’s rules on auditor independence.

EXHIBIT 1

PROHIBITED NON-AUDIT SERVICES

Bookkeeping or other services related to the accounting records or financial statements of the audit client*

Financial information systems design and implementation*

Appraisal or valuation services, fairness opinions or contribution-in-kind reports*

Actuarial services*

Internal audit outsourcing services*

Management functions

Human resources

Broker-dealer, investment adviser or investment banking services

Legal services

Expert services unrelated to the audit

* Provision of these non-audit services may be permitted if it is reasonable to conclude (without reference to materiality) that the results of these services will not be subject to audit procedures during the audit of the Corporation’s financial statements.

PROXY

DAILY JOURNAL CORPORATION

The undersigned hereby appoints Charles T. Munger and Gerald L. Salzman as proxyholders, each with the power to appoint his substitute; hereby authorizes them or any of them to represent and vote as designated below all the shares of common stock of Daily Journal Corporation held of record by the undersigned on December 18, 2020 at the Annual Meeting of Shareholders to be held on February 24, 2021 or any adjournment thereof; and hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, each dated January 11, 2021.

1.	Election of four Directors

Charles T. Munger	☐ FOR	☐ AGAINST	☐ ABSTAIN
Gerald L. Salzman	☐ FOR	☐ AGAINST	☐ ABSTAIN
Peter D. Kaufman	☐ FOR	☐ AGAINST	☐ ABSTAIN
Mary Conlin	☐ FOR	☐ AGAINST	☐ ABSTAIN

2.	Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for fiscal 2021

☐ FOR                ☐ AGAINST                ☐ ABSTAIN

3.	In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting

(Please sign and date the Proxy on the reverse side)

This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the election of each director and FOR proposal 2. Unless otherwise specified, if cumulative voting is requested in any election of directors, the proxyholders or their substitute may cast an equal number of votes for each nominee for director or cumulate such votes and distribute them among the nominees at the discretion of such proxyholders.

This Proxy is solicited on behalf of the Board of Directors of Daily Journal Corporation.

Dated: ______________________________________

Signature: ___________________________________

Signature: ___________________________________

Please sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.